Investment Income (Tables)	12 Months Ended
Jun. 30, 2026
Analysis of income and expense [abstract]
Disclosure of Investment income

	SA Rand
Figures in million	2026	2025	2024
Interest income from financial assets at amortised cost (a)	1 268	1 228	690
Dividend income	15	16	15
Net gain on financial instruments (b)	156	260	104
Total investment income	1 439	1 504	809
(a)Interest income increased during 2025 and 2026 mainly due to higher favourable cash balances.
(b)The net gain primarily relates to the environmental trust funds (refer to note 15).